ASM INDEX 30 FUND, INC.

                Supplement dated December 8, 1997
                to Prospectus dated March 4, 1997

1.   At a Special Meeting of Shareholders of ASM Index 30 Fund,
Inc. (the "Fund") held on October 30, 1997, shareholders of the
Fund voted to approve an Investment Advisory Agreement (the
"Agreement") for the Fund with Vector Index Advisers, Inc.  The
Agreement became effective on November 1, 1997, and will continue in effect as long as such continuance properly is approved in accordance with provisions and rules thereunder of the Investment Company Act of 1940.

2. At a meeting of the Board of Directors of the Fund held on March 20, 1997, and continued to May 23, 1997, the Board voted unanimously to change the Fund's non-fundamental investment policy of investing only in the equity securities of the thirty
(30) companies that comprise the Dow Jones Industrial Average, to a fundamental policy.

     The Dow Jones Industrial Average is a trademark of Dow Jones
& Company, Inc. The Fund is neither sponsored by, nor affiliated with, Dow Jones & Company, Inc.


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